UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2009

                             PS BUSINESS PARKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          California                       1-10709               95-4300881
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

701 Western Avenue, Glendale, California                         91201-2349
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 244-8080
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         (b) (e) Effective March 31, 2009, M. Brett Franklin, Senior Vice President, Acquisitions and Dispositions resigned from PS Business Parks, Inc. In connection with Mr. Franklin's resignation, PS Business Parks entered into a Separation Agreement and General Release (the "Agreement") dated March 31, 2009. The Agreement provides among other things, that as consideration for the Agreement and subject to the terms of the Agreement, Mr. Franklin will receive a lump sum payment of $153,750, subject to applicable withholding taxes, will have until December 31, 2009 to exercise his vested stock options, and vesting of 400 restricted stock units will be accelerated to March 31, 2009. All other unvested restricted stock units previously awarded to Mr. Franklin by the company will be cancelled as of March 31, 2009.

         A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS

Exhibit 10.1--Agreement dated March 31, 2009 between Public Storage and M. Brett Franklin



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 31, 2009

                                                  PS BUSINESS PARKS, INC.


                                                  By: /s/ Stephanie G. Heim
                                                      Stephanie G. Heim
                                                      Vice President






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                                  Exhibit Index


Exhibit 10.1--Agreement dated March 31, 2009 between Public Storage and M. Brett Franklin